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Prospectus Supplement - January 28, 1997*

IDS Life Series Fund, Inc.
  -Managed Portfolio
   S-6171 U(6/96)
   S-6194 T(6/96)
   S-6196 D(6/96)

The "Portfolio manager" section of the prospectuses referenced above, dated June 28, 1996, are revised. The first paragraph on page 22 is replaced with the following:

"Anne Obermeyer joined AEFC in 1984 and currently serves as portfolio manager. She served as an associate protfolio manager with the growth and income team from 1996 to 1997 and served as an equity analyst since 1992."







































*Destroy June 27, 1997